                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:



[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                FAIRMARKET INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Lloyd I. Miller, III
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                FAIRMARKET, INC.



                               PROXY STATEMENT OF

                              LLOYD I. MILLER, III



         This proxy statement and the accompanying GREEN proxy card are being furnished to you in connection with the solicitation of proxies by me, Mr. Lloyd
I. Miller, III, to be used at the 2003 Annual Meeting of Stockholders of FairMarket, Inc., a Delaware corporation, and any adjournments or postponements thereof (the "Annual Meeting"). Pursuant to this proxy statement, I am soliciting proxies from holders of shares of FairMarket common stock to vote FOR the election of myself, Mr. Lloyd I. Miller, III, to FairMarket's board of directors and, if two directors are elected at the Annual Meeting, FOR the election of Mr. Raymond L. Steele.

         This proxy statement and the accompanying Green proxy card are first being sent to stockholders on or about ___________, 2003. FairMarket has not yet announced the time or location of the Annual Meeting. I am soliciting proxies for use at the Annual Meeting whenever and wherever it may be held.

                                  * * * * * * *

         A proxy may be given by any person who holds shares of FairMarket common stock on the record date set for the Annual Meeting, which will be announced when the date of the Annual Meeting is announced. Whether or not you plan to attend the Annual Meeting, you are urged to sign and date the enclosed GREEN proxy card and return it in the postage-paid envelope provided. Your latest-dated proxy is the only one that counts, so you may return the GREEN proxy card even if you have already delivered any other proxy. Please do not return any proxy sent to you by FairMarket. If you have already returned a white proxy card sent to you by FairMarket, that card will be automatically revoked if you complete and return the enclosed GREEN proxy card. It is very important that you date your proxy.

         This proxy statement is provided by Lloyd I. Miller, III.

                                  * * * * * * *

         Stockholders of FairMarket will be asked at the Annual Meeting to consider and vote upon the election of one Class III director whose term will expire in 2006. I am soliciting your proxy in support of the election of myself, Mr. Lloyd I. Miller, III (the "Nominee"), and if you are asked to consider and vote for two directors, Mr. Raymond L. Steele (together, the "Nominees"). My solicitation of proxies is in opposition to the directors nominated for election by FairMarket's management. I believe that if one or both of the Nominees are elected, such

Nominee or Nominees will be able to encourage FairMarket to take steps to increase stockholder value and to monitor closely management's progress with respect to enhancing stockholder value. If elected, the Nominee or Nominees will lead efforts to improve stockholders' rate of return and determine whether stockholder value can be maximized through a sale of FairMarket or other strategic transaction.

         If you wish to vote for the Nominee, or both of the Nominees if two directors are elected at the Annual Meeting, you may do so by completing and returning a Green proxy card. All shares represented by Green proxy cards that are received prior to the Annual Meeting and are not subsequently revoked will be voted, and voted in accordance with the directions specified in the Green proxy card. In the event no directions are specified, Green proxy cards that are not revoked will be voted FOR the Nominee or Nominees, as the case may be. Should either of the Nominees decline or prove unable to serve as a director at the time of the Annual Meeting, proxies voted FOR the Nominees that are not revoked will be voted for the nominee or nominees designated by me to fill the vacancy. The Nominees have consented to being named in this proxy statement and to serve if elected. As of the date this proxy statement is mailed to stockholders, no Nominee intends to decline service as a director or will prove unable to serve as a director.

         Currently, one director is to be elected at the Annual Meeting. However, the Company has not yet filed its proxy statement to nominate directors for election at the Annual Meeting, and therefore I have nominated two directors for election at the Annual Meeting. If only one director is proposed by the Company for election at the Annual Meeting, I will amend this proxy statement so that Lloyd I. Miller III is my sole nominee for election at the Annual Meeting. If you vote on my GREEN proxy card, you have the opportunity to withhold authority to vote for either of the Nominees by writing his name on the GREEN proxy card in the space provided. There can be no assurance that any Nominee will be elected and if one Nominee is elected, there can be no assurance that the other Nominee will also be elected. For information regarding FairMarket's nominee or nominees for election as directors, please refer to FairMarket's definitive proxy statement, when it becomes available.

         Any stockholder who has executed and returned a proxy, whether solicited by FairMarket's board of directors or by me, may revoke it at any time before the proxy is voted. A proxy may be revoked by sending a written revocation of such proxy to me, by submitting another proxy to me with a later date marked on it or by appearing in person at the Annual Meeting and voting. Attendance at the meeting will not, by itself, revoke a proxy. There is no limit on the number of times that a stockholder may revoke a proxy prior to the Annual Meeting. Only the latest dated proxy card will be counted.

         If you send written revocation of your proxy to FairMarket, I am requesting that either the original or a copy of all revocations be sent to my proxy solicitor at the address on the back page of this proxy statement so that I will be aware of the revocations and can more accurately determine if and when the requisite proxies have been received.

                          REASONS FOR THE SOLICITATION

         I have nominated the Nominees for election to FairMarket's board of directors because I believe that FairMarket has shown poor operating results and poor stock market performance since its initial public offering and needs directors to lead efforts to enhance stockholder value, improve operating results and determine whether stockholder value can be maximized through a sale of FairMarket or other strategic transaction.

         I believe that by electing one or both of the Nominees, stockholders can give to FairMarket directors who are advocates of stockholder value and who are interested in seeking ways to improve FairMarket's performance while examining strategic alternatives to maximize stockholder value. If elected, the Nominee or Nominees, as the case may be, would ask the board to consider strategic alternatives and if necessary, the hiring of an investment banking firm to study potential opportunities.

         Continued Operating Losses; No Cash Distributions. FairMarket continues to invest its available cash in unprofitable business activities in the pursuit of a losing business strategy. Instead of returning value to its stockholders, FairMarket continues to incur expenses to fund projects advocated by management that only result in further operating losses. Although operating losses in the third quarter of 2002 were not as severe as operating losses in the second quarter of 2002, such operating losses are still unacceptable, representing approximately 172% of FairMarket's revenue for the same period.

         In its quarterly report on Form 10-Q for the quarter ended September 30, 2002, FairMarket discusses using available cash to fund acquisitions or investments in other complementary businesses. I believe that using available cash to fund such projects is without justification and has so far proven to be an unsuccessful strategy. FairMarket's prolonged operating losses cast serious doubts on the board's commitment to achieving operating cash flow breakeven and on the possibility that FairMarket will ever be profitable.

         If elected, the Nominee or Nominees would oppose transactions that are likely to result in even poorer stock performance, and instead would advocate the distribution of available cash to stockholders. I believe that now is the right time for FairMarket to improve earnings per share through cash distributions because new tax rules may provide tax relief. Distributing cash to its stockholders would allow FairMarket to enhance shareholder value while allowing its stockholders to take advantage of these new rules. If elected, the Nominee or Nominees would ask the board to consider these as well as other similar transactions that would increase the return on investment for FairMarket stockholders.

         Poor stock performance. FairMarket's common stock, as can be seen on page 20 of last year's proxy statement, has drastically underperformed its peer group and the Nasdaq Market Index since FairMarket's initial public offering. According to last year's proxy statement, if you invested $100 in each of FairMarket, the Nasdaq Market Index, FairMarket's peer group and the 100 Index on March 14, 2000 (the date FairMarket's common stock was first publicly traded), the rate of return would have been as follows:


                            3/14/00   3/31/00    6/30/00    9/30/00  12/31/00  3/31/01  6/30/01 9/31/01  12/31/01
                            -------   -------    -------    -------  --------  -------  ------- -------  --------
FairMarket..............       $100    $46.91    $  4.565    $  6.70  $  3.09  $  2.58   $  2.04 $  1.86  $  2.31
Nasdaq Market Index.....       $100    $97.65     $84.91      $78.13   $52.32   $39.05    $46.03  $31.93   $41.51
Peer Group..............       $100    $76.06     $55.54      $79.79   $31.43   $15.76    $24.28  $15.49   $23.76
100 Index...............       $100    $83.97     $62.29      $59.53   $30.93   $19.12    $24.09  $13.99   $19.90

         Recent declines. In the last year, FairMarket's stock has decreased in value even more. At March 11, 2003, FairMarket common stock was trading at $1.54. Such underperformance makes a strong case for electing new directors to conduct a review of FairMarket's strategies. If elected, the Nominee or Nominees, as the case may be, will advocate increasing the current rate of return through the distribution of cash to the stockholders and considering alternative strategic transactions.

         Poor market perception of management's performance. I believe that the performance of FairMarket's common stock reflects, among other things, the market's loss of confidence in management's ability and commitment to produce any profits. Therefore, I believe that consuming more cash to pursue the current business strategy will only produce further operating losses while revenues continue to decrease and stock performance continues to decline. Available cash should be distributed to stockholders instead of used to fund unsuccessful business activities.

         Entrenchment of management. I strongly believe that FairMarket's financial performance is closely linked to its corporate governance policies and procedures, and the level of management accountability those policies and procedures impose. Certain actions by FairMarket's board of directors, such as the adoption of the poison pill, along with certain provisions of FairMarket's Certificate of Incorporation and Bylaws, entrench management and FairMarket's board of directors. As a result, management's incentives to protect stockholder value have diminished.

         Strategic Alternatives. In addition to the distribution of available cash, if elected to FairMarket's board of directors, the Nominee or Nominees, as the case may be, would ask the board to consider such strategic alternatives as the sale or liquidation of FairMarket. Based on FairMarket's stock performance and operating results, I believe that a review of strategic alternatives should be conducted, with the aim of engaging in a transaction or transactions, in addition to cash distributions, that would produce substantially more value for stockholders than its present stock price, if such a transaction can be achieved.

         If elected, I believe the Nominee or Nominees, as the case may be, would be committed to act in the best interests of FairMarket's stockholders and, subject to each Nominee's duties as a director of FairMarket, to pursue diligently and promptly the actions described above. No assurance can be given that the Nominee or Nominees will be successful in these efforts or that, if successful, stockholder value will be enhanced. If elected, the Nominee or Nominees would advocate but would have no practical ability to cause changes to be made at FairMarket. I believe that the election of the Nominee or Nominees is critical to stockholders interested in making FairMarket more accountable to its stockholders.

         There is no assurance that any change in FairMarket's policies will increase the value of FairMarket's stock. As directors, with director duties to FairMarket and a personal financial stake in enhancing stockholder value, the Nominee or Nominees, as the case may be, would work to increase stockholder value.

                                VOTING PROCEDURES

         To vote FOR the Nominee as director, or if stockholders are asked to elect two directors, FOR the Nominees as directors, please sign and date the enclosed GREEN proxy card and return it to my proxy solicitor in the enclosed postage-paid envelope. Submitting a proxy will not affect your right to attend the Annual Meeting and vote in person.

         How do I vote in person if I am a record holder?

         If you are a stockholder of record of FairMarket common stock on the record date, which will be set at the time the Annual Meeting is announced, you may attend the Annual Meeting and vote in person.

         How do I vote by proxy if I am a record holder?

         To vote by proxy, you should complete, sign and date the enclosed GREEN proxy card and return it promptly in the enclosed postage-paid envelope. To be able to vote your shares in accordance with your instructions at the Annual Meeting, we must receive your proxy as soon as possible but in any event prior to the meeting. You may vote your shares without submitting a proxy to us if you vote in person or submit a proxy to the secretary of FairMarket.

         What if I am not the record holder of my shares?

         If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can give a proxy with respect to your shares. You may have received either a GREEN proxy card from the record holder (which you can complete and send directly to my proxy solicitor) or an instruction card (which you can complete and return to the record holder to direct its voting of your shares). If the record holder has not sent you either a GREEN proxy card or an instruction card, you may contact the record holder directly to provide it with instructions.

         You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which your shares are held. You should complete, sign and date and return each GREEN proxy card and voting instruction card you receive.

         You may also receive a white proxy or voting instruction card that is being solicited by the FairMarket board of directors. We urge you to discard any white proxy card or voting instruction cards sent to you by FairMarket. If you have previously signed a white proxy card or voting instruction card sent by FairMarket, we urge you to sign, date and promptly mail the enclosed GREEN proxy card or voting instruction card for the Annual Meeting. By doing so, this will revoke any earlier dated proxy card or voting instruction cards solicited by the

FairMarket board of directors. It is very important that you date your proxy. It is not necessary to contact FairMarket for your revocation to be effective.

         If you need assistance, please contact my proxy solicitor by telephone at 1-800-___________.

         If you do not have record ownership of your shares and want to vote in person at the Annual Meeting or if you are voting for someone else at the Annual Meeting, you may obtain a document called a "legal proxy" from the record holder of the shares or such other person and bring it to the Annual Meeting. If you need assistance, please contact my proxy solicitor by telephone at 1-800______________.

         What should I do if I receive a white proxy card from FairMarket's management?

         Proxies on the white proxy card are being solicited by FairMarket's management. If you submit a proxy to us by signing and returning the enclosed GREEN proxy card, do not sign or return the white proxy card or follow any voting instructions provided by FairMarket unless you intend to change your vote, because only your latest-dated proxy will be counted.

         If you have already sent a white proxy card to FairMarket, you may revoke it and vote for my Nominees by signing, dating and returning the enclosed GREEN proxy card.

         What if I want to revoke my proxy or change my voting instruction?

         If you give a proxy, you may revoke it at any time before it is voted on your behalf. You may do so by:

         o delivering a later-dated proxy to either my proxy solicitor or the secretary of FairMarket; or

         o delivering a written notice of revocation to either my proxy solicitor or the secretary of FairMarket; or

         o        voting in person at the Annual Meeting.

         If you hold your shares in street name, you may change your vote by:

         o        submitting new voting instructions to your broker or nominee;
                  or

         o attending the Annual Meeting and voting in person, provided you have obtained a signed proxy from the record holder giving you the right to vote your shares.

         If you choose to revoke a proxy by giving written notice or a later-dated proxy to the secretary of FairMarket or by submitting new voting instructions to your broker or nominee, we would appreciate if you would assist us in representing the interests of stockholders on an informed basis by sending us a copy of your revocation, proxy or new voting instructions or by calling our proxy solicitor at 1-800-____________. Remember, your latest-dated proxy is the only one that counts.

         If I plan to attend the Annual Meeting, should I still submit a proxy?

         Whether you plan to attend the Annual Meeting or not, we urge you to submit a proxy. Returning the enclosed proxy card will not affect your right to attend the Annual Meeting and vote.

         Who can vote?

         You are eligible to vote or to execute a proxy only if you owned FairMarket common stock on the record date for the Annual Meeting, which has not yet been set by FairMarket. Even if you sell your shares after the record date, you will retain the right to execute a proxy in connection with the Annual Meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares. FairMarket will include in its preliminary proxy statement the approximate number of shares of FairMarket common stock outstanding on the record date for the Annual Meeting.

         How many votes do I have?

         With respect to each matter to be considered at the Annual Meeting, you are entitled to one vote for each share of FairMarket common stock owned on the record date. Based on documents publicly filed by FairMarket, FairMarket has no outstanding voting securities other than its common stock.

         How will my shares be voted?

         If you give a proxy on the accompanying GREEN proxy card, your shares will be voted as you direct. If you submit a signed GREEN proxy card to my proxy solicitor without instructions, your shares will be voted FOR the Nominee or Nominees, as the case may be, as directors of FairMarket. Submitting a signed GREEN proxy card without instructions will also entitle me to vote your shares in my discretion on adjournment and postponement of the Annual Meeting and on matters not described in this proxy statement that I do not know, a reasonable time before this solicitation, are to be presented at the Annual Meeting and that properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. If no specification is made, such shares will be voted FOR the Nominee or Nominees, as the case may be.

         If FairMarket stockholders holding shares of FairMarket common stock in street name do not provide voting instructions, their shares will not be voted and will therefore be considered broker "non-votes."

         Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

         What is a quorum and why is it necessary?

         A quorum of stockholders is necessary to have a valid meeting of FairMarket stockholders. A majority of the shares of FairMarket common stock issued and outstanding and entitled to vote on the record date must be present in person or by proxy at the Annual Meeting in order for a quorum to be established. Abstentions and broker "non-votes" count as present for establishing the quorum described above. A broker "non-vote" occurs on an item when a broker is not permitted to vote on that item without instructions from the beneficial owner of the shares and no instructions are given. Shares held by FairMarket in its treasury do not count toward the quorum.

         What vote is required to elect a director and approve each proposal and how will votes be counted?

         FairMarket currently has five directors, divided into three classes serving staggered three-year terms. FairMarket's common stock is the only class of security entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held of record by such stockholder as of the close of business on the record date set for the annual meeting. Directors are elected by a plurality of the affirmative votes cast by holders of shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting, assuming the presence of a quorum. Abstentions and broker "non-votes" will be included in determining whether a quorum is present at a meeting, but will not have an effect on the outcome of a vote for directors. Shares of common stock may not be voted cumulatively.

         Can the meeting be adjourned or postponed?

         FairMarket's bylaws provide that any adjournment of the FairMarket Annual Meeting may be made at any time by the presiding officer of the meeting if (a) no quorum exists, (b) the board of directors determines adjournment is necessary to give stockholders more time to consider information that was not sufficiently or timely made available to stockholders, or (c) the board of directors determines adjournment is in the best interests of FairMarket.

         How can I receive more information?

         If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call our proxy solicitor at 1-800-_________________.

                         PROXY SOLICITATION AND EXPENSES

         Proxies may be solicited by mail, telephone, telefax, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person. The persons listed in Annex A who are or may be deemed to be participants in the solicitation may assist in the solicitation of proxies without additional remuneration, except as otherwise set forth in this proxy statement.

         In connection with this solicitation of proxies, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries will be asked to forward all soliciting materials to the beneficial owners of the shares that those institutions hold of record. I will reimburse those institutions for reasonable expenses that they incur in connection with forwarding these materials.

         I have retained a proxy solicitor to solicit proxies in connection with the Annual Meeting. My proxy solicitor may solicit proxies from individuals, banks, brokers custodians, nominees, other institutional holders and other fiduciaries and will employ approximately 50 people in its efforts. I have agreed to reimburse my proxy solicitor for its reasonable expenses, to indemnify it against certain losses, costs and expenses and to pay it fees in connection with the proxy solicitation. It is currently expected that the fees payable to my proxy solicitor in connection with this proxy solicitation will not exceed $100,000. To date, our proxy solicitor has not received any fees for its services.

         In addition to the costs related to the engagement of my proxy solicitor, costs related to this solicitation of proxies include expenditures for printing, postage, legal services and other related items. I am bearing the entire expense of this proxy solicitation. Total expenditures are expected to be approximately $150,000. Total payments of costs to date are approximately $30,000.



                     The Soliciting Stockholder AND NOMINEES

         Lloyd I. Miller, III (age 48) is a registered investment advisor and has been a member of the Chicago Board of Trade since 1978 and a member of the Chicago Stock Exchange since 1996. Mr. Miller graduated from Brown University in 1977 with a Bachelor's Degree. Mr. Miller is currently a director of Stamps.com, American BankNote Corp, Denny's Corp. (formerly Advantica Restaurant Group) and Aldila, Inc. Mr. Miller's principal occupation is investing assets held by Mr. Miller on his own behalf and on behalf of his family. Mr. Miller's principal business address is as set forth above.

         Raymond L. Steele (age 68) has been a retired businessman for over nine years. Mr. Steele has served as a director of American BankNote Corp. since March 2001, Modernfold, Inc. since 1991 and DualStar Technologies Corporation since 1998. Mr. Steele has previously served as a director of I.C.H. Corporation, Video Services Corp., Orion Pictures Corporation and Emerson Radio Corp. Prior to his retirement, Mr. Steele held various senior positions such as Executive Vice President of Pacholder Associates, Inc. (from August 1990 until September 1993) and Executive Advisor at the Nickert Group (from 1989 through
1990).

                   Contracts, Arrangements and Understandings
                         Beneficial Ownership by Nominee

         The following table sets forth information with respect to common stock beneficially owned by me as of the close of business on [March 10], 2003. Percentage figures are computed on the basis of 26,239,682 shares of common stock outstanding as of October 30, 2002.

-------------------------------------------------------------------------------------------

                                                 Amount and
  Title of          Name and address       nature of beneficial
   class           of beneficial owner          ownership           Percent of class
-------------------------------------------------------------------------------------------

Common Stock       Lloyd I. Miller, III         3,687,988(1)             14.06%
                    4550 Gordon Drive
                  Naples, Florida 34102
-------------------------------------------------------------------------------------------


       (1) As of March 10, 2003, 1,097,536 of such shares are beneficially owned by Trust A-4; 227,505 of such shares are beneficially owned by Trust C; 456,254 of such shares are beneficially owned by MILGRAT II(G); 176,253 of such shares are beneficially owned by Milfam I, L.P.; 979, 375 of such shares are beneficially owned by Milfam II, L.P.; 617,165 of such shares are owned of record by Miller directly; 21,800 of such shares are beneficially owned by Alexandra UGMA; 21,900 of such shares are beneficially owned by Catherine Miller GST; 9,000 of such share are beneficially owned by Dail Miller; 15,400 of such shares are beneficially owned by Kimberley Miller GST; 15,400 of such shares are beneficially owned by LLC; 15,000 of such shares bare beneficially owned by Lloyd Crider GST; 10,500 of such shares are beneficially owned by Tyler UGMA; 10,500 of such share are beneficially owned by Wylie UGMA; 14,400 of such shares are beneficially owned by Kimberley Miller. This information shall not be deemed an admission that Lloyd I. Miller, III is the beneficial owner of any equity securities mentioned above, other than the shares he holds of record.



         YOUR VOTE IS IMPORTANT. IT WILL HELP DECIDE WHETHER THE STOCKHOLDERS WILL HAVE AN ADEQUATE VOICE IN THE AFFAIRS OF FAIRMARKET. PLEASE MARK, SIGN AND DATE THE ENCLOSED GREEN PROXY CARD AND RETURN IT PROMPTLY IN THE PROVIDED POSTAGE-PAID ENVELOPE.

                                   Schedule 1

         The following table sets forth information with respect to all purchases and sales by the participant in this solicitation and his associates during the past two years. Except as set forth below, the participant and his associates have not purchased or sold securities of FairMarket within the past two years.


                                       FAIRMARKET INC.
----------------------------------------------------------------------------------------------
                        SEE LEGEND BELOW FOR EXPLANATION OF ENTITIES
----------------------------------------------------------------------------------------------
               ENTITY                         DATE                       BUY/SELL
----------------------------------------------------------------------------------------------
A4                                   11/6/2000                                            500
----------------------------------------------------------------------------------------------
A4                                   11/6/2000                                         15,910
----------------------------------------------------------------------------------------------
A4                                   11/8/2000                                          8,025
----------------------------------------------------------------------------------------------
Lloyd                                11/8/2000                                          8,025
----------------------------------------------------------------------------------------------
M-2                                  11/9/2000                                         16,078
----------------------------------------------------------------------------------------------
Lloyd                                11/10/2000                                         8,000
----------------------------------------------------------------------------------------------
Lloyd                                11/13/2000                                         2,200
----------------------------------------------------------------------------------------------
A4                                   11/14/2000                                        17,000
----------------------------------------------------------------------------------------------
M-2                                  11/14/2000                                        16,920
----------------------------------------------------------------------------------------------
A4                                   11/15/2000                                         5,500
----------------------------------------------------------------------------------------------
C                                    11/16/2000                                         5,000
----------------------------------------------------------------------------------------------
C                                    11/17/2000                                         8,250
----------------------------------------------------------------------------------------------
M-2                                  11/17/2000                                         8,250
----------------------------------------------------------------------------------------------
A4                                   11/20/2000                                         8,550
----------------------------------------------------------------------------------------------
A4                                   11/21/2000                                        21,700
----------------------------------------------------------------------------------------------
M-2                                  11/22/2000                                        23,600
----------------------------------------------------------------------------------------------
M-2                                  11/24/2000                                         4,000
----------------------------------------------------------------------------------------------
A4                                   11/27/2000                                        15,050
----------------------------------------------------------------------------------------------

Lloyd                                11/27/2000                                        15,000
----------------------------------------------------------------------------------------------
C                                    11/28/2000                                        17,900
----------------------------------------------------------------------------------------------
Lloyd                                11/28/2000                                        17,900
----------------------------------------------------------------------------------------------
A4                                   11/29/2000                                        35,900
----------------------------------------------------------------------------------------------
Lloyd                                11/29/2000                                        35,900
----------------------------------------------------------------------------------------------
M-2                                  11/29/2000                                        35,950
----------------------------------------------------------------------------------------------
A4                                   11/30/2000                                        34,600
----------------------------------------------------------------------------------------------
Lloyd                                12/1/2000                                          5,000
----------------------------------------------------------------------------------------------
A4                                   12/4/2000                                          8,500
----------------------------------------------------------------------------------------------
C                                    12/4/2000                                          8,600
----------------------------------------------------------------------------------------------
Lloyd                                12/4/2000                                          8,600
----------------------------------------------------------------------------------------------
A4                                   12/6/2000                                         19,900
----------------------------------------------------------------------------------------------
Dail                                 12/6/2000                                          5,000
----------------------------------------------------------------------------------------------
M-2                                  12/6/2000                                         19,900
----------------------------------------------------------------------------------------------
A4                                   12/7/2000                                          8,000
----------------------------------------------------------------------------------------------
M-2                                  12/7/2000                                          8,000
----------------------------------------------------------------------------------------------
A4                                   12/8/2000                                         19,300
----------------------------------------------------------------------------------------------
M-2                                  12/8/2000                                         19,215
----------------------------------------------------------------------------------------------
A4                                   12/11/2000                                        17,100

                                       FAIRMARKET INC.
----------------------------------------------------------------------------------------------
                        SEE LEGEND BELOW FOR EXPLANATION OF ENTITIES
----------------------------------------------------------------------------------------------
               ENTITY                         DATE                       BUY/SELL
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Alex                                 12/11/2000                                         4,400
----------------------------------------------------------------------------------------------
C                                    12/11/2000                                        17,100
----------------------------------------------------------------------------------------------
Catherine GST                        12/11/2000                                         4,400
----------------------------------------------------------------------------------------------
A4                                   12/12/2000                                        17,343
----------------------------------------------------------------------------------------------
M-2                                  12/12/2000                                        17,300
----------------------------------------------------------------------------------------------
Kim GST                              12/13/2000                                         3,500
----------------------------------------------------------------------------------------------
Lloyd                                12/13/2000                                         8,100
----------------------------------------------------------------------------------------------
LLC                                  12/13/2000                                         3,500
----------------------------------------------------------------------------------------------
Kim GST                              12/14/2000                                         3,500
----------------------------------------------------------------------------------------------
C                                    12/14/2000                                         6,400
----------------------------------------------------------------------------------------------
LLC                                  12/14/2000                                         3,500
----------------------------------------------------------------------------------------------
A4                                   12/15/2000                                        30,696
----------------------------------------------------------------------------------------------
Crider                               12/15/2000                                         4,000
----------------------------------------------------------------------------------------------
Catherine GST                        12/15/2000                                         3,500
----------------------------------------------------------------------------------------------
C                                    12/18/2000                                        21,200
------------------------------------------------------------------------------------------ ----
Crider                               12/19/2000                                         6,000
----------------------------------------------------------------------------------------------
M-1                                  12/19/2000                                        24,900
----------------------------------------------------------------------------------------------
KM                                   12/19/2000                                         6,000
----------------------------------------------------------------------------------------------
A4                                   12/20/2000                                        42,496
----------------------------------------------------------------------------------------------
M-2                                  12/20/2000                                        42,500
----------------------------------------------------------------------------------------------
A4                                   12/21/2000                                        38,375
----------------------------------------------------------------------------------------------
C                                    12/21/2000                                        38,375
----------------------------------------------------------------------------------------------
A4                                   12/22/2000                                        20,000
----------------------------------------------------------------------------------------------
Lloyd                                12/22/2000                                        20,300
----------------------------------------------------------------------------------------------
Lloyd                                12/26/2000                                        18,230
----------------------------------------------------------------------------------------------
A4                                   12/27/2000                                         7,485
----------------------------------------------------------------------------------------------
Alex                                 12/27/2000                                         3,400
----------------------------------------------------------------------------------------------
Kim GST                              12/27/2000                                         3,400
----------------------------------------------------------------------------------------------
LLC                                  12/27/2000                                         3,400
----------------------------------------------------------------------------------------------
KM                                   12/27/2000                                         3,400
----------------------------------------------------------------------------------------------
A4                                   12/28/2000                                        34,432
----------------------------------------------------------------------------------------------
Lloyd                                12/28/2000                                        34,432
----------------------------------------------------------------------------------------------
Tyler                                12/28/2000                                         3,000
----------------------------------------------------------------------------------------------
Wylie                                12/28/2000                                         3,000
----------------------------------------------------------------------------------------------
A4                                   12/29/2000                                        25,000
----------------------------------------------------------------------------------------------
Lloyd                                12/29/2000                                        25,000
----------------------------------------------------------------------------------------------
M-2                                  12/29/2000                                        22,719
----------------------------------------------------------------------------------------------
Tyler                                1/3/2001                                           2,500
----------------------------------------------------------------------------------------------
Wylie                                1/3/2001                                           2,500
----------------------------------------------------------------------------------------------
Lloyd                                1/4/2001                                          10,000
----------------------------------------------------------------------------------------------
M-1                                  1/5/2001                                          25,500
----------------------------------------------------------------------------------------------
C                                    1/8/2001                                          15,700
----------------------------------------------------------------------------------------------
Lloyd                                1/8/2001                                          10,000
----------------------------------------------------------------------------------------------
M-2                                  1/8/2001                                          15,650
----------------------------------------------------------------------------------------------
Lloyd                                1/9/2001                                           5,345
----------------------------------------------------------------------------------------------

                                       FAIRMARKET INC.
----------------------------------------------------------------------------------------------
                        SEE LEGEND BELOW FOR EXPLANATION OF ENTITIES
----------------------------------------------------------------------------------------------
               ENTITY                         DATE                       BUY/SELL
----------------------------------------------------------------------------------------------

A4                                   2/22/2001                                         15,500
----------------------------------------------------------------------------------------------
C                                    2/22/2001                                         15,450
----------------------------------------------------------------------------------------------
M-2                                  2/22/2001                                         15,500
----------------------------------------------------------------------------------------------
A4                                   2/23/2001                                          8,351
----------------------------------------------------------------------------------------------
A4                                   2/28/2001                                         13,000
----------------------------------------------------------------------------------------------
C                                    3/2/2001                                          10,206
----------------------------------------------------------------------------------------------
A4                                   3/5/2001                                           1,900
----------------------------------------------------------------------------------------------
C                                    3/6/2001                                           6,400
----------------------------------------------------------------------------------------------
C                                    3/7/2001                                           6,325
----------------------------------------------------------------------------------------------
C                                    3/8/2001                                          22,120
----------------------------------------------------------------------------------------------
C                                    3/9/2001                                           1,900
----------------------------------------------------------------------------------------------
A4                                   3/12/2001                                          4,150
----------------------------------------------------------------------------------------------
M-2                                  3/12/2001                                          4,150
----------------------------------------------------------------------------------------------
A4                                   3/13/2001                                         13,000
----------------------------------------------------------------------------------------------
C                                    3/14/2001                                          7,700
----------------------------------------------------------------------------------------------
A4                                   3/15/2001                                         10,000
----------------------------------------------------------------------------------------------
C                                    3/15/2001                                         10,300
----------------------------------------------------------------------------------------------
C                                    3/20/2001                                          2,175
----------------------------------------------------------------------------------------------
M-2                                  3/21/2001                                         63,700
----------------------------------------------------------------------------------------------
Lloyd                                3/22/2001                                         15,100
----------------------------------------------------------------------------------------------
A4                                   3/23/2001                                         10,300
----------------------------------------------------------------------------------------------
A4                                   3/26/2001                                          9,700
----------------------------------------------------------------------------------------------
C                                    3/27/2001                                         25,000
----------------------------------------------------------------------------------------------
A4                                   3/28/2001                                         25,000
----------------------------------------------------------------------------------------------
Lloyd                                3/29/2001                                          7,100
----------------------------------------------------------------------------------------------
A4                                   3/29/2001                                          7,100
----------------------------------------------------------------------------------------------
A4                                   3/29/2001                                        (7,100)
----------------------------------------------------------------------------------------------
M-2                                  3/30/2001                                         34,850
----------------------------------------------------------------------------------------------
A4                                   3/30/2001                                         34,850
----------------------------------------------------------------------------------------------
A-4                                  4/3/2001                                         100,000
----------------------------------------------------------------------------------------------
M-1                                  4/3/2001                                         100,000
----------------------------------------------------------------------------------------------
C                                    4/3/2001                                         100,000
----------------------------------------------------------------------------------------------
M-2                                  4/3/2001                                         100,000
----------------------------------------------------------------------------------------------
Lloyd                                4/3/2001                                          85,600
----------------------------------------------------------------------------------------------
Tyler                                4/3/2001                                           5,000
----------------------------------------------------------------------------------------------
Wylie                                4/3/2001                                           5,000
----------------------------------------------------------------------------------------------
Alex                                 4/3/2001                                           5,000
----------------------------------------------------------------------------------------------
Kim GST                              4/3/2001                                           5,000
----------------------------------------------------------------------------------------------
Milfam LLC                           4/3/2001                                           5,000
----------------------------------------------------------------------------------------------
Catherine GST                        4/3/2001                                           5,000
----------------------------------------------------------------------------------------------
Crider                               4/3/2001                                           5,000
----------------------------------------------------------------------------------------------
A-4                                  4/4/2001                                          14,800
----------------------------------------------------------------------------------------------
Lloyd                                4/5/2001                                           4,300
----------------------------------------------------------------------------------------------
KM                                   4/6/2001                                           5,000
----------------------------------------------------------------------------------------------
M-2                                  4/9/2001                                          25,350
----------------------------------------------------------------------------------------------

                                       FAIRMARKET INC.
----------------------------------------------------------------------------------------------
                        SEE LEGEND BELOW FOR EXPLANATION OF ENTITIES
----------------------------------------------------------------------------------------------
               ENTITY                         DATE                       BUY/SELL
----------------------------------------------------------------------------------------------
A-4                                  4/9/2001                                          25,350
----------------------------------------------------------------------------------------------
A-4                                  4/10/2001                                          9,650
----------------------------------------------------------------------------------------------
M-2                                  4/10/2001                                          9,650
----------------------------------------------------------------------------------------------
A-4                                  4/11/2001                                         27,500
----------------------------------------------------------------------------------------------
Lloyd                                4/12/2001                                         12,100
----------------------------------------------------------------------------------------------
Lloyd                                4/18/2001                                          3,700
----------------------------------------------------------------------------------------------
Lloyd                                4/23/2001                                          5,700
----------------------------------------------------------------------------------------------
Lloyd                                4/24/2001                                         22,500
----------------------------------------------------------------------------------------------
Lloyd                                4/25/2001                                         10,100
----------------------------------------------------------------------------------------------
Lloyd                                5/16/2001                                          9,000
----------------------------------------------------------------------------------------------
Lloyd                                5/17/2001                                          4,900
----------------------------------------------------------------------------------------------
A-4                                  6/11/2001                                          3,200
----------------------------------------------------------------------------------------------
C                                    6/13/2001                                         20,000
----------------------------------------------------------------------------------------------
Lloyd                                6/18/2001                                         25,000
----------------------------------------------------------------------------------------------
A-4                                  6/19/2001                                         25,000
----------------------------------------------------------------------------------------------
C                                    6/19/2001                                         25,000
----------------------------------------------------------------------------------------------
M-2                                  6/19/2001                                         25,000
----------------------------------------------------------------------------------------------
A-4                                  6/20/2001                                         11,000
----------------------------------------------------------------------------------------------
Lloyd                                6/21/2001                                         13,000
----------------------------------------------------------------------------------------------
Dail                                 6/21/2001                                          4,000
----------------------------------------------------------------------------------------------
M-2                                  6/22/2001                                         49,600
----------------------------------------------------------------------------------------------
A-4                                  6/25/2001                                         29,800
----------------------------------------------------------------------------------------------
C                                    6/25/2001                                         29,800
----------------------------------------------------------------------------------------------
M-2                                  6/25/2001                                         29,900
----------------------------------------------------------------------------------------------
A-4                                  7/16/2001                                         19,000
----------------------------------------------------------------------------------------------
M-2                                  7/17/2001                                         16,600
----------------------------------------------------------------------------------------------
C                                    7/18/2001                                         10,000
----------------------------------------------------------------------------------------------
A-4                                  7/19/2001                                         37,175
----------------------------------------------------------------------------------------------
Lloyd                                7/19/2001                                         37,175
----------------------------------------------------------------------------------------------
C                                    7/24/2001                                          8,600
----------------------------------------------------------------------------------------------
M-2                                  8/2/2001                                          33,200
----------------------------------------------------------------------------------------------
A-4                                  8/3/2001                                          18,000
----------------------------------------------------------------------------------------------
Lloyd                                8/7/2001                                          18,000
----------------------------------------------------------------------------------------------
Lloyd                                8/7/2001                                        (18,000)
----------------------------------------------------------------------------------------------
Alex                                 8/7/2001                                           9,000
----------------------------------------------------------------------------------------------
Catherine GST                        8/7/2001                                           9,000
----------------------------------------------------------------------------------------------
M-1                                  8/15/2001                                         25,853
----------------------------------------------------------------------------------------------
M-2                                  8/16/2001                                         29,500
----------------------------------------------------------------------------------------------
A-4                                  8/17/2001                                         25,000
----------------------------------------------------------------------------------------------
M-2                                  8/22/2001                                         20,000
----------------------------------------------------------------------------------------------
A-4                                  8/22/2001                                         20,000
----------------------------------------------------------------------------------------------
C                                    8/22/2001                                         20,000
----------------------------------------------------------------------------------------------
A-4                                  8/29/2001                                          1,200
----------------------------------------------------------------------------------------------
M-2                                  9/4/2001                                          18,500
----------------------------------------------------------------------------------------------
M-2                                  9/5/2001                                          22,770
----------------------------------------------------------------------------------------------

                                       FAIRMARKET INC.
----------------------------------------------------------------------------------------------
                        SEE LEGEND BELOW FOR EXPLANATION OF ENTITIES
----------------------------------------------------------------------------------------------
               ENTITY                         DATE                       BUY/SELL
----------------------------------------------------------------------------------------------
M-2                                  9/6/2001                                           7,300
----------------------------------------------------------------------------------------------
Lloyd                                9/7/2001                                           3,000
----------------------------------------------------------------------------------------------
C                                    9/10/2001                                          6,086
----------------------------------------------------------------------------------------------
Lloyd                                9/17/2001                                         12,058
----------------------------------------------------------------------------------------------
Lloyd                                9/18/2001                                         56,000
----------------------------------------------------------------------------------------------
M-2                                  9/18/2001                                         56,223
----------------------------------------------------------------------------------------------
C                                    9/19/2001                                         25,000
----------------------------------------------------------------------------------------------
A-4                                  9/19/2001                                         25,000
----------------------------------------------------------------------------------------------
A-4                                  9/20/2001                                          3,100
----------------------------------------------------------------------------------------------
A-4                                  9/21/2001                                          1,900
----------------------------------------------------------------------------------------------
A-4                                  9/24/2001                                         26,800
----------------------------------------------------------------------------------------------
M-2                                  9/25/2001                                          9,900
----------------------------------------------------------------------------------------------
Lloyd                                9/26/2001                                         13,000
----------------------------------------------------------------------------------------------
A-4                                  9/28/2001                                         13,800
----------------------------------------------------------------------------------------------
C                                    10/1/2001                                         95,872
----------------------------------------------------------------------------------------------
Lloyd                                10/3/2001                                         12,700
----------------------------------------------------------------------------------------------
M-2                                  10/4/2001                                          6,000
----------------------------------------------------------------------------------------------
A-4                                  10/9/2001                                          8,600
----------------------------------------------------------------------------------------------
M-2                                  10/17/2001                                        19,700
----------------------------------------------------------------------------------------------
M-2                                  10/23/2001                                        17,300
----------------------------------------------------------------------------------------------
A-4                                  10/24/2001                                         1,100
----------------------------------------------------------------------------------------------
M2                                   11/5/2001                                         10,400
----------------------------------------------------------------------------------------------
M2                                   11/7/2001                                          5,300
----------------------------------------------------------------------------------------------
C                                    11/26/2001                                         4,900
----------------------------------------------------------------------------------------------
M2                                   11/27/2001                                        11,100
----------------------------------------------------------------------------------------------
C                                    11/28/2001                                         2,000
----------------------------------------------------------------------------------------------
C                                    11/30/2001                                         9,600
----------------------------------------------------------------------------------------------
C                                    12/3/2001                                         17,600
----------------------------------------------------------------------------------------------
C                                    12/4/2001                                         38,200
----------------------------------------------------------------------------------------------
C                                    12/5/2001                                         25,000
----------------------------------------------------------------------------------------------
Lloyd                                12/6/2001                                         14,100
----------------------------------------------------------------------------------------------
C                                    12/11/2001                                     (683,759)
----------------------------------------------------------------------------------------------
MILGRAT II(G)                        12/11/2001                                       683,759
----------------------------------------------------------------------------------------------
M2                                   12/11/2001                                         1,000
----------------------------------------------------------------------------------------------
M2                                   12/12/2001                                         8,800
----------------------------------------------------------------------------------------------
M2                                   12/13/2001                                        45,300
----------------------------------------------------------------------------------------------
Lloyd                                12/14/2001                                         2,700
----------------------------------------------------------------------------------------------
A4                                   12/17/2001                                         1,300
----------------------------------------------------------------------------------------------
A4                                   12/18/2001                                         9,300
----------------------------------------------------------------------------------------------
A4                                   12/19/2001                                        11,900
----------------------------------------------------------------------------------------------
Lloyd                                12/20/2001                                         4,800
----------------------------------------------------------------------------------------------
M2                                   12/21/2001                                        32,700
----------------------------------------------------------------------------------------------
A4                                   12/24/2001                                         3,000
----------------------------------------------------------------------------------------------
Lloyd                                12/26/2001                                         9,500
----------------------------------------------------------------------------------------------
A4                                   12/28/2001                                         8,600
----------------------------------------------------------------------------------------------

                                 FAIRMARKET INC.
                  SEE LEGEND BELOW FOR EXPLANATION OF ENTITIES

         ENTITY                         DATE                       BUY/SELL
--------------------------------------------------------------------------
--------------------------------------------------------------------------
A4                                   12/31/2001                     15,580
A4                                     1/4/2002                      3,768
Lloyd                                  2/7/2002                      2,000
--------------------------------------------------------------------------
                                                                 3,687,988
--------------------------------------------------------------------------

                                     LEGEND

--------------------------------------------------------------------------------------------------------------------

Trust A-4 ("A4")                                            Lloyd I. Miller, III ("Miller") is the advisor to
                                                            Trust A-4 and Trust C (the "Trusts"). Trust A-4 was
Alan Goldman, VP                                            created pursuant to a Declaratory Judgment, signed by
PNC Bank, N.A.                                              the Honorable Wayne F. Wilke for the Court of Common
500 PNC Center                                              Pleas, Probate Division, Hamilton County, Ohio, on
201 East Fifth Street                                       October 17, 1992, pursuant to which Trust A was split
Cincinnati, OH 45202                                        into four separate trusts. The Trusts were created
                                                            pursuant to an Amended and Restated Trust Agreement
                                                            (the "Trust Agreement"), dated September 20, 1983.
Trust C ("C")                                               Miller was named as advisor to PNC Bank, Ohio, N.A.
                                                            (formerly The Central Trust Company, N.A., Cincinnati
Alan Goldman, VP                                            Ohio), the trustee named in the Trust Agreement. Such
PNC Bank, N.A.                                              appointment became effective on April 22, 1990, the
500 PNC Center                                              date of death of Lloyd I. Miller, the grantor of the
201 East Fifth Street                                       Trusts. All of the shares purchased by Miller as
Cincinnati, OH 45202                                        advisor to the Trusts were purchased by funds
                                                            generated and held by the Trusts.
--------------------------------------------------------------------------------------------------------------------
Milgrat II(G) ("MILGRAT II (G)")                            Pursuant to an Irrevocable Trust Agreement, dated
                                                            December 11, 2001, all of the shares purchased in
Steve Hendrickson                                           Trust C were transferred into a grantor retained
Northern Trust Company                                      annuity trust ("MILGRAT II (G)"). Miller is named as
50 South Lasalle Street                                     the trustee to MILGRAT II (G).
Chicago, IL  60675
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Milfam I, L.P. ("M-1")
                                                            Miller is the manager of Milfam LLC, an Ohio limited
Alan Goldman, VP                                            liability company established pursuant to the
PNC Bank, N.A.                                              Operating Agreement of Milfam LLC, dated as of
500 PNC Center                                              December 10, 1996. Milfam LLC is the managing general
201 East Fifth Street                                       partner of (i) Milfam I, L.P., a Georgia limited
Cincinnati, OH 45202                                        partnership established pursuant to the Partnership
                                                            Agreement for Milfam I, L.P., dated December 11, 1996,
Milfam II, L.P. ("M-2")                                     and (ii) Milfam II, L.P. a Georgia limited partnership
                                                            established, pursuant to the Partnership Agreement for
Steve Hendrickson                                           Milfam II, L.P., dated December 11, 1996. All of the
Northern Trust Company                                      shares Miller may be deemed to beneficially own as the
50 South Lasalle Street                                     manager of the managing general partner of Milfam II,
Chicago, IL  60675                                          L.P. were purchased with money contributed to Milfam
                                                            II, L.P. by its partners, or money generated and held
                                                            by Milfam II, L.P.
--------------------------------------------------------------------------------------------------------------------
Catherine Miller GST ("Catherine GST")                      Miller is the trustee for certain generation skipping
Lloyd Crider GST ("Crider")                                 trusts (each a "GST") including Catherine Miller GST,
Kimberley Miller GST ("Kim GST")                            Lloyd Crider GST and Kimberley Miller GST. All of the
                                                            shares Mr. Miller may be deemed to beneficially own as
                                                            the trustee for the GST's were purchased with money
                                                            generated and held by the GST's.
--------------------------------------------------------------------------------------------------------------------
Alexandra UGMA ("Alex")                                     Miller is the custodian to certain accounts created
                                                            pursuant to the Florida Uniform Gift to Minors Act
                                                            ("UGMA") for Alexandra Miller. All of the shares
                                                            Miller may be deemed to beneficially own in the
                                                            Alexandra UGMA were purchased with money held by the
                                                            Alexandra UGMA.
--------------------------------------------------------------------------------------------------------------------
Dail Miller ("Dail")                                        Dail Miller is the former wife of Miller. All of the
Tyler UGMA ("Tyler")                                        shares Miller may be deemed to beneficially own as
Wylie UGMA ("Wylie")                                        Dail Miller's former spouse were purchased with
                                                            personal funds held by Dail Miller. Dail Miller is the
                                                            custodian for certain UGMA accounts for the benefit of
                                                            Tyler Dulmage and Wylie Dulmage.
--------------------------------------------------------------------------------------------------------------------
LLC ("LLC")                                                 Lloyd I. Miller LLC ("LLC") is a Limited Liability
                                                            Company of which Miller has sole control. All of the
                                                            shares Miller is deemed to beneficially own in LLC
                                                            were purchased with money which was generated and held
                                                            by LLC.
--------------------------------------------------------------------------------------------------------------------
Kimberley Miller ("KM")                                     Kimberley Miller is the former wife of Miller.
2660 Half Moon Walk
Naples, FL  34102
--------------------------------------------------------------------------------------------------------------------
Lloyd I. Miller, III ("Lloyd")                              Lloyd I. Miller is a registered investment advisor.
4550 Gordon Drive
Naples, FL  34102
--------------------------------------------------------------------------------------------------------------------

Except as shown in the table above, the address for each person or entity is as follows:

         Gradison McDonald
         580 Walnut Street
         Cincinnati, OH  45202

                                                                         Annex A


Lloyd I. Miller, III

Raymond L. Steele

FORM OF PROXY

THIS PROXY IS SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS OF FAIRMARKET, INC. BY LLOYD I. MILLER, III FOR THE ______________, 2003 ANNUAL MEETING OF STOCKHOLDERS OF FAIRMARKET, INC.

         The undersigned holder of shares of common stock, par value $.001 per share, of FairMarket, Inc. hereby appoints Lloyd I. Miller, III as attorney and proxy for the undersigned, with full powers of substitution and revocation, to represent the undersigned and vote on behalf of the undersigned all shares of common stock of FairMarket that the undersigned is entitled to vote at the Annual Meeting of Stockholders of FairMarket to be held at ____ local time on _______________, 2003 at the Goodwin Procter LLP Conference Center, 53 State Street, Boston, Massachusetts 02109, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Proxy Statement in opposition to the Board of Directors of FairMarket and hereby instructs said attorney and proxy to vote said shares as indicated thereon. The proxy is authorized to vote in his discretion upon matters incident to the conduct of the Annual Meeting and matters which Mr. Miller does not know, as of the date the Proxy Statement is mailed to stockholders, are to be presented at the Annual Meeting. The undersigned hereby revokes any proxy previously given.

         Please complete, sign and date the reverse side of this proxy card and return it in the enclosed envelope.

1. ELECTION OF DIRECTORS - To elect LLOYD I. MILLER III, and if two directors are elected at the Annual Meeting, RAYMOND L. STEELE, as directors of the Company

                  _____  FOR                         _____  WITHHOLD

                  _____ FOR both Nominees except as noted here:
         _________________________ (insert name of Nominee for whom you wish to WITHHOLD your vote).

         To withhold authority to vote for the election of both Lloyd I. Miller, III and Raymond L. Steele, place an X next to "Withhold". [To withhold authority to vote for the election of one of the Nominees, place an X next to "FOR both Nominees except as noted here" and write in the name of the Nominee for whom you wish to withhold authority to vote for.]

2.       ADJOURNMENTS AND POSTPONEMENTS OF THE ANNUAL MEETING

                  _____  FOR                         _____  AGAINST

In my discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof, as provided in the proxy statement provided herewith.

Please sign exactly as your name appears hereon or on your proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President and other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

                                Dated:
                                       -----------------------------------------

                                       -----------------------------------------
                                                         (Signature)

                                       -----------------------------------------
                                                  (Signature, if jointly held)

                                Title:
                                       -----------------------------------------



PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.